                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-2

                                                      Distribution Date: 9/15/99

Section 5.2 - Supplement                                                                             Class A
- -----------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                                                        0.00

(ii)    Monthly Interest Distributed                                                                 3,115,000.00
        Deficiency Amounts                                                                                   0.00
        Additional Interest                                                                                  0.00
        Accrued and Unpaid Interest

(iii)   Collections of Principal Receivables                                                        78,805,611.15

(iv)    Collections of Finance Charge Receivables                                                    9,799,049.22

(v)     Aggregate Amount of Principal Receivables

                                                                 Investor Interest                 600,000,000.00
                                                                 Adjusted Interest                 600,000,000.00

                                                                        Series
        Floating Investor Percentage                                                 3.67%                 88.00%
        Fixed Investor Percentage                                                    3.67%                 88.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                    Current
                    30 to 59 days
                    60 to 89 days
                    90 or more days

                                                                 Total Receivables

(vii)   Investor Default Amount                                                                      3,047,532.43

(viii)  Investor Charge-Offs                                                                                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                                                           0.00

(x)     Servicing Fee                                                                                  500,000.00

(xi)    Portfolio Yield (Net of Defaulted Receivables)

(xii)   Reallocated Monthly Principal

(xiii)  Closing Investor Interest (Class A Adjusted)                                               600,000,000.00

(xiv)   LIBOR

(xv)    Principal Funding Account Balance

(xvii)  Accumulation Shortfall

(xviii) Principal Funding Investment Proceeds

(xx)    Principal Investment Funding Shortfall

(xxi)   Available Funds                                                                              9,299,049.22

(xxii)  Certificate Rate                                                                                 6.23000%

- -----------------------------------------------------------------------------------------------------------------

Section 5.2 - Supplement                                                              Class B               Collateral
- --------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                                         0.00                    0.00

(ii)    Monthly Interest Distributed                                                    181,245.17              225,465.94
        Deficiency Amounts                                                                    0.00
        Additional Interest                                                                   0.00
        Accrued and Unpaid Interest                                                                                   0.00

(iii)   Collections of Principal Receivables                                          4,477,472.14            6,268,747.56

(iv)    Collections of Finance Charge Receivables                                       556,749.31              779,484.67

(v)     Aggregate Amount of Principal Receivables

                                                                 Investor Interest   34,090,000.00           47,728,181.82
                                                                 Adjusted Interest   34,090,000.00           47,728,181.82

                                                                        Series
        Floating Investor Percentage                                                         5.00%                   7.00%
        Fixed Investor Percentage                                                            5.00%                   7.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                    Current
                    30 to 59 days
                    60 to 89 days
                    90 or more days

                                                                 Total Receivables

(vii)   Investor Default Amount                                                         173,150.63              242,421.97

(viii)  Investor Charge-Offs                                                                  0.00                    0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                                            0.00                    0.00

(x)     Servicing Fee                                                                    28,408.33               39,773.48

(xi)    Portfolio Yield (Net of Defaulted Receivables)

(xii)   Reallocated Monthly Principal                                                         0.00                    0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                                 34,090,000.00           47,728,181.82

(xiv)   LIBOR

(xv)    Principal Funding Account Balance

(xvii)  Accumulation Shortfall

(xviii) Principal Funding Investment Proceeds

(xx)    Principal Investment Funding Shortfall

(xxi)   Available Funds                                                                 528,340.98              739,711.19

(xxii)  Certificate Rate                                                                  6.38000%                5.66875%

- --------------------------------------------------------------------------------------------------------------------------

Section 5.2 - Supplement                                                               Total
- ---------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                                          0.00

(ii)    Monthly Interest Distributed                                                   3,521,711.11
        Deficiency Amounts                                                                     0.00
        Additional Interest                                                                    0.00
        Accrued and Unpaid Interest                                                            0.00

(iii)   Collections of Principal Receivables                                          89,551,830.85

(iv)    Collections of Finance Charge Receivables                                     11,135,283.20

(v)     Aggregate Amount of Principal Receivables                                 18,569,000,116.53

                                                                 Investor Interest   681,818,181.82
                                                                 Adjusted Interest   681,818,181.82

                                                                        Series
        Floating Investor Percentage                                                        100.00%
        Fixed Investor Percentage                                                           100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                    Current                                                                  96.12%
                    30 to 59 days                                                             1.27%
                    60 to 89 days                                                             0.89%
                    90 or more days                                                           1.72%
                                                                                  -----------------
                                                                 Total Receivables          100.00%

(vii)   Investor Default Amount                                                        3,463,105.04

(viii)  Investor Charge-Offs                                                                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions

(x)     Servicing Fee                                                                    568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                       13.50%

(xii)   Reallocated Monthly Principal                                                          0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                                 681,818,181.82

(xiv)   LIBOR                                                                              5.26875%

(xv)    Principal Funding Account Balance                                                      0.00

(xvii)  Accumulation Shortfall                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                 0.00

(xxi)   Available Funds                                                               10,567,101.38

(xxii)  Certificate Rate

- ---------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                                      Distribution Date: 9/15/99

Section 5.2 - Supplement                                                                       Class A                 Class B
- ----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                                                  0.00                   0.00

(ii)    Monthly Interest Distributed                                                           2,336,250.00             136,149.60
        Deficiency Amounts                                                                             0.00                   0.00
        Additional Interest                                                                            0.00                   0.00
        Accrued and Unpaid Interest

(iii)   Collections of Principal Receivables                                                  59,104,208.36           3,358,169.78

(iv)    Collections of Finance Charge Receivables                                              7,349,286.91             417,570.15

(v)     Aggregate Amount of Principal Receivables

                                                                    Investor Interest        450,000,000.00          25,568,000.00
                                                                    Adjusted Interest        450,000,000.00          25,568,000.00

                                                                       Series
        Floating Investor Percentage                                            2.75%                88.00%                  5.00%
        Fixed Investor Percentage                                               2.75%                88.00%                  5.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                    Current
                    30 to 59 days
                    60 to 89 days
                    90 or more days

                                                                    Total Receivables

(vii)   Investor Default Amount                                                                2,285,649.32             129,865.52

(viii)  Investor Charge-Offs                                                                           0.00                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                                                     0.00                   0.00

(x)     Servicing Fee                                                                            375,000.00              21,306.67

(xi)    Portfolio Yield (Net of Defaulted Receivables)

(xii)   Reallocated Monthly Principal                                                                                         0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                                         450,000,000.00          25,568,000.00

(xiv)   LIBOR

(xv)    Principal Funding Account Balance

(xvii)  Accumulation Shortfall

(xviii) Principal Funding Investment Proceeds

(xx)    Principal Investment Funding Shortfall

(xxi)   Available Funds                                                                        6,974,286.91             396,263.48

(xxii)  Certificate Rate                                                                           6.23000%               6.39000%

- ----------------------------------------------------------------------------------------------------------------------------------

Section 5.2 - Supplement                                                             Collateral                      Total
- ---------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                                        0.00                            0.00

(ii)    Monthly Interest Distributed                                                   172,825.81                    2,645,225.41
        Deficiency Amounts                                                                                                   0.00
        Additional Interest                                                                                                  0.00
        Accrued and Unpaid Interest                                                          0.00                            0.00

(iii)   Collections of Principal Receivables                                         4,701,495.00                   67,163,873.14

(iv)    Collections of Finance Charge Receivables                                      584,605.34                    8,351,462.40

(v)     Aggregate Amount of Principal Receivables                                                               18,569,000,116.53

                                                                Investor Interest   35,795,636.36                  511,363,636.36
                                                                Adjusted Interest   35,795,636.36                  511,363,636.36

                                                                   Series
        Floating Investor Percentage                                                        7.00%                         100.00%
        Fixed Investor Percentage                                                           7.00%                         100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                96.12%
                    30 to 59 days                                                                                           1.27%
                    60 to 89 days                                                                                           0.89%
                    90 or more days                                                                                         1.72%
                                                                                                                -----------------
                                                                Total Receivables                                         100.00%

(vii)   Investor Default Amount                                                        181,813.94                    2,597,328.78

(viii)  Investor Charge-Offs                                                                 0.00                            0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                                           0.00

(x)     Servicing Fee                                                                   29,829.70                      426,136.36

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                     13.50%

(xii)   Reallocated Monthly Principal                                                        0.00                            0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                                35,795,636.36                  511,363,636.36

(xiv)   LIBOR                                                                                                            5.26875%

(xv)    Principal Funding Account Balance                                                                                    0.00

(xvii)  Accumulation Shortfall                                                                                               0.00

(xviii) Principal Funding Investment Proceeds                                                                                0.00

(xx)    Principal Investment Funding Shortfall                                                                               0.00

(xxi)   Available Funds                                                                554,775.64                    7,925,326.04

(xxii)  Certificate Rate                                                                 5.79375%

- ---------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-1

                                                      Distribution Date: 9/15/99

Section 5.2 - Supplement                                                           Class A               Class B
- --------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                                      0.00                 0.00

(ii)    Monthly Interest Distributed                                               3,237,500.00           189,248.43
        Deficiency Amounts                                                                 0.00                 0.00
        Additional Interest                                                                0.00                 0.00
        Accrued and Unpaid Interest

(iii)   Collections of Principal Receivables                                      91,939,879.67         5,223,761.28

(iv)    Collections of Finance Charge Receivables                                 11,432,224.09           649,546.31

(v)     Aggregate Amount of Principal Receivables

                                                           Investor Interest     700,000,000.00        39,772,000.00
                                                           Adjusted Interest     700,000,000.00        39,772,000.00

                                                              Series
        Floating Investor Percentage                                  4.28%              88.00%                5.00%
        Fixed Investor Percentage                                     4.28%              88.00%                5.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                    Current
                    30 to 59 days
                    60 to 89 days
                    90 or more days

                                                           Total Receivables

(vii)   Investor Default Amount                                                    3,555,454.51           202,010.77

(viii)  Investor Charge-Offs                                                               0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                                         0.00                 0.00

(x)     Servicing Fee                                                                583,333.33            33,143.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)

(xii)   Reallocated Monthly Principal                                                                           0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                             700,000,000.00        39,772,000.00

(xiv)   LIBOR

(xv)    Principal Funding Account Balance

(xvii)  Accumulation Shortfall

(xviii) Principal Funding Investment Proceeds

(xx)    Principal Investment Funding Shortfall

(xxi)   Available Funds                                                           10,848,890.76           616,402.98

(xxii)  Certificate Rate                                                               5.55000%             5.71000%

- --------------------------------------------------------------------------------------------------------------------

Section 5.2 - Supplement                                                          Collateral                         Total
- ----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                                     0.00                                0.00

(ii)    Monthly Interest Distributed                                                263,042.02                        3,689,790.46
        Deficiency Amounts                                                                                                    0.00
        Additional Interest                                                                                                   0.00
        Accrued and Unpaid Interest                                                       0.00                                0.00

(iii)   Collections of Principal Receivables                                      7,313,495.04                      104,477,135.99

(iv)    Collections of Finance Charge Receivables                                   909,393.34                       12,991,163.74

(v)     Aggregate Amount of Principal Receivables                                                                18,569,000,116.53

                                                           Investor Interest     55,682,545.45                      795,454,545.45
                                                           Adjusted Interest     55,682,545.45                      795,454,545.45

                                                              Series
        Floating Investor Percentage                                                     7.00%                             100.00%
        Fixed Investor Percentage                                                        7.00%                             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 96.12%
                    30 to 59 days                                                                                            1.27%
                    60 to 89 days                                                                                            0.89%
                    90 or more days                                                                                          1.72%
                                                                                                                 -----------------
                                                           Total Receivables                                               100.00%

(vii)   Investor Default Amount                                                     282,823.94                        4,040,289.21

(viii)  Investor Charge-Offs                                                              0.00                                0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                                        0.00

(x)     Servicing Fee                                                                46,402.12                          662,878.79

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                      13.50%

(xii)   Reallocated Monthly Principal                                                     0.00                                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                             55,682,545.45                      795,454,545.45

(xiv)   LIBOR                                                                                                             5.26875%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvii)  Accumulation Shortfall                                                                                                0.00

(xviii) Principal Funding Investment Proceeds                                                                                 0.00

(xx)    Principal Investment Funding Shortfall                                                                                0.00

(xxi)   Available Funds                                                             862,991.22                       12,328,284.95

(xxii)  Certificate Rate                                                              5.66875%

- ----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2

                                                      Distribution Date: 9/15/99

Section 5.2 - Supplement                                                               Class A               Class B
- -------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                                          0.00                  0.00

(ii)    Monthly Interest Distributed                                                   2,740,833.33            160,416.67
        Deficiency Amounts                                                                     0.00                  0.00
        Additional Interest                                                                    0.00                  0.00
        Accrued and Unpaid Interest

(iii)   Collections of Principal Receivables                                          72,238,476.88          4,104,458.91

(iv)    Collections of Finance Charge Receivables                                      8,982,461.78            510,367.15

(v)     Aggregate Amount of Principal Receivables

                                                          Investor Interest          550,000,000.00         31,250,000.00
                                                          Adjusted Interest          550,000,000.00         31,250,000.00

                                                               Series
        Floating Investor Percentage                                      3.37%              88.00%                 5.00%
        Fixed Investor Percentage                                         3.37%              88.00%                 5.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                    Current
                    30 to 59 days
                    60 to 89 days
                    90 or more days

                                                          Total Receivables

(vii)   Investor Default Amount                                                        2,793,571.40            158,725.65

(viii)  Investor Charge-Offs                                                                   0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                                             0.00                  0.00

(x)     Servicing Fee                                                                    458,333.33             26,041.67

(xi)    Portfolio Yield (Net of Defaulted Receivables)

(xii)   Reallocated Monthly Principal                                                                                0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                                 550,000,000.00         31,250,000.00

(xiv)   LIBOR

(xv)    Principal Funding Account Balance

(xvii)  Accumulation Shortfall

(xviii) Principal Funding Investment Proceeds

(xx)    Principal Investment Funding Shortfall

(xxi)   Available Funds                                                                8,524,128.45            484,325.48

(xxii)  Certificate Rate                                                                   5.98000%              6.16000%

- -------------------------------------------------------------------------------------------------------------------------

Section 5.2 - Supplement                                                            Collateral                         Total
- -----------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                                        0.00                              0.00

(ii)    Monthly Interest Distributed                                                   219,433.59                      3,120,683.59
        Deficiency Amounts                                                                                                     0.00
        Additional Interest                                                                                                    0.00
        Accrued and Unpaid Interest                                                          0.00                              0.00

(iii)   Collections of Principal Receivables                                         5,746,242.48                     82,089,178.28

(iv)    Collections of Finance Charge Receivables                                      714,514.01                     10,207,342.94

(v)     Aggregate Amount of Principal Receivables                                                                 18,569,000,116.53

                                                          Investor Interest         43,750,000.00                    625,000,000.00
                                                          Adjusted Interest         43,750,000.00                    625,000,000.00

                                                               Series
        Floating Investor Percentage                                                        7.00%                           100.00%
        Fixed Investor Percentage                                                           7.00%                           100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                  96.12%
                    30 to 59 days                                                                                             1.27%
                    60 to 89 days                                                                                             0.89%
                    90 or more days                                                                                           1.72%
                                                                                                                  -----------------
                                                          Total Receivables                                                 100.00%

(vii)   Investor Default Amount                                                        222,215.91                      3,174,512.95

(viii)  Investor Charge-Offs                                                                 0.00                              0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                                           0.00

(x)     Servicing Fee                                                                   36,458.33                        520,833.33

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       13.50%

(xii)   Reallocated Monthly Principal                                                        0.00                              0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                                43,750,000.00                    625,000,000.00

(xiv)   LIBOR                                                                                                              5.26875%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                                                                678,055.67                      9,686,509.60

(xxii)  Certificate Rate                                                                 6.01875%

- -----------------------------------------------------------------------------------------------------------------------------------

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                                      Distribution Date: 9/15/99

Section 5.2 - Supplement                                                                     Class A               Class B
- -------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                                                0.00                  0.00

(ii)    Monthly Interest Distributed                                                         2,434,132.89            141,813.47
        Deficiency Amounts                                                                           0.00                  0.00
        Additional Interest                                                                          0.00                  0.00
        Accrued and Unpaid Interest

(iii)   Collections of Principal Receivables                                                54,110,953.49          3,074,469.58

(iv)    Collections of Finance Charge Receivables                                            6,728,402.82            382,293.57

(v)     Aggregate Amount of Principal Receivables

                                                                     Investor Interest     411,983,000.00         23,408,000.00
                                                                     Adjusted Interest     411,983,000.00         23,408,000.00

                                                                        Series
        Floating Investor Percentage                                            2.52%              88.00%                 5.00%
        Fixed Investor Percentage                                               2.52%              88.00%                 5.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                   Current
                   30 to 59 days
                   60 to 89 days
                   90 or more days

                                                                     Total Receivables

(vii)   Investor Default Amount                                                              2,092,552.59            118,894.40

(viii)  Investor Charge-Offs                                                                         0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                                                   0.00                  0.00

(x)     Servicing Fee                                                                          343,319.17             19,506.67

(xi)    Portfolio Yield (Net of Defaulted Receivables)

(xii)   Reallocated Monthly Principal                                                                                      0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                                       411,983,000.00         23,408,000.00

(xiv)   LIBOR

(xv)    Principal Funding Account Balance

(xvii)  Accumulation Shortfall

(xviii) Principal Funding Investment Proceeds

(xx)    Principal Investment Funding Shortfall

(xxi)   Available Funds                                                                      6,385,083.66            362,786.91

(xxii)  Certificate Rate                                                                         7.09000%              7.27000%

- -------------------------------------------------------------------------------------------------------------------------------

Section 5.2 - Supplement                                                                    Collateral                  Total
- ------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                                               0.00                        0.00

(ii)    Monthly Interest Distributed                                                          164,374.27                2,740,320.63
        Deficiency Amounts                                                                                                      0.00
        Additional Interest                                                                                                     0.00
        Accrued and Unpaid Interest                                                                 0.00                        0.00

(iii)   Collections of Principal Receivables                                                4,304,420.38               61,489,843.46

(iv)    Collections of Finance Charge Receivables                                             535,231.27                7,645,927.67

(v)     Aggregate Amount of Principal Receivables                                                                  18,569,000,116.53

                                                                     Investor Interest     32,772,440.86              468,163,440.86
                                                                     Adjusted Interest     32,772,440.86              468,163,440.86

                                                                        Series
        Floating Investor Percentage                                                               7.00%                     100.00%
        Fixed Investor Percentage                                                                  7.00%                     100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                   Current                                                                                                    96.12%
                   30 to 59 days                                                                                               1.27%
                   60 to 89 days                                                                                               0.89%
                   90 or more days                                                                                             1.72%
                                                                                                                   -----------------
                                                                     Total Receivables                                       100.00%

(vii)   Investor Default Amount                                                               166,458.46                2,377,905.45

(viii)  Investor Charge-Offs                                                                        0.00                        0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                                                  0.00

(x)     Servicing Fee                                                                          27,310.37                  390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        13.50%

(xii)   Reallocated Monthly Principal                                                               0.00                        0.00

(xiii)  Closing Investor Interest (Class A Adjusted)                                       32,772,440.86              468,163,440.86

(xiv)   LIBOR                                                                                                               5.26875%

(xv)    Principal Funding Account Balance                                                                                       0.00

(xvii)  Accumulation Shortfall                                                                                                  0.00

(xviii) Principal Funding Investment Proceeds                                                                                   0.00

(xx)    Principal Investment Funding Shortfall                                                                                  0.00

(xxi)   Available Funds                                                                       507,920.90                7,255,791.46

(xxii)  Certificate Rate                                                                        6.01875%

- ------------------------------------------------------------------------------------------------------------------------------------